Exhibit 99.1

Bellevue Life Sciences Acquisition Corp. and OSR Holdings Sign an Exclusive Letter of Intent for a Business Combination

OSR Holdings expected to be public in the fourth quarter of 2023

BELLEVUE, WA & SEOUL, KR, July 11, 2023 —Bellevue Life Sciences Acquisition Corp. (Nasdaq: BLAC), a publicly traded special purpose acquisition company (“BLAC”), and OSR Holdings, Ltd. (“OSR Holdings”), a global healthcare holding company, announced today that they have entered into an exclusive, non-binding letter of intent, with the goal of completing a business combination in the fourth quarter of 2023, resulting in OSR Holdings becoming a publicly traded company.

BLAC and OSR Holdings expect to finalize their definitive agreement with respect to the proposed business combination in the coming weeks and plan to announce additional details at that time. Upon completion of the business combination, the surviving company will be renamed as OSR Biosciences, Inc.

About OSR Holdings

OSR Holdings is a global healthcare company that leverages its international network of partners in the US, Europe, and South Korea to develop and license its pipeline of innovative biomedical therapies based on proprietary platform technologies, with the ultimate goal of addressing unmet medical needs. OSR Holdings currently wholly-owns three operating subsidiaries in Switzerland and South Korea, two of which are focused on developing therapeutic drugs in the areas of oncology and osteoarthritis, and the third is a distributor of medical devices for the treatment of neurovascular and other diseases. Additionally, OSR Holdings signed a Letter of Intent on July 7, 2023 to acquire Landmark BioVentures AG, a Swiss company which operates through four different biotech ventures in France with therapeutic focuses on oncology and immunology. For more information, visit www.osr-holdings.com.

“OSR Holdings believes in ‘Open Innovation’. Harnessing our strong partnerships globally within and across leading academia and industries, we aim to develop the most scientifically advanced and effective biomedical technologies and therapies,” said Sung Jae Yu, Chief Operating Officer of OSR Holdings. The combination with BLAC will allow us to further deliver on our mission, accelerate our growth, and provide greater shareholder value as a public company.”

About BLAC and its sponsor, Bellevue Global Life Sciences Investors LLC

BLAC is a special purpose acquisition company that completed its initial public offering in February 2023. BLAC’s sponsor, Bellevue Global Life Sciences Investors LLC, is an affiliate of Bellevue Capital Management, LLC, a Bellevue, Washington-based global healthcare investment firm. BLAC’s sponsor management team has decades of combined experience in healthcare investing and extensive experience in mergers and acquisitions, investment banking, and investment management including within the healthcare sector. For more information, visit www.bellevuespac.com.

Kuk Hyoun “Peter” Hwang, Chief Executive Officer of BLAC, commented: “We closed the BLAC IPO in February 2023 with special focus on finding a suitable acquisition candidate in the life sciences and biotechnology sector. We are delighted to identify OSR Holdings as our candidate. OSR Holdings represents a timely investment opportunity working on the development of breakthrough therapies for unmet medical needs. OSR Holdings’ purpose and mission, global growth potential and substantial impact on healthcare make it an appealing candidate for BLAC. We look forward to supporting their transition to a public company.”

Prior to the execution of the letter of intent, BLAC’s board of directors formed a special M&A committee of BLAC’s independent directors. The committee evaluated and approved the execution of the letter of intent and the issuance of this announcement, and such committee’s approval will be required prior to execution of a definitive agreement with respect to the proposed business combination.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, BLAC will prepare a proxy statement/prospectus (the “BLAC proxy statement/prospectus”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to BLAC’s stockholders. BLAC and OSR Holdings urge investors and other interested persons to read, when available, the BLAC proxy statement/prospectus, as well as other documents filed by BLAC with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read BLAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and its registration statement on Form S-1 for its initial public offering, all as filed with the SEC for more information about BLAC and the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The BLAC proxy statement/prospectus, once available, and BLAC other reports can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

BLAC, OSR Holdings, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of BLAC stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of BLAC’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and its registration statement on Form S-1 for its initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BLAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of BLAC’s and OSR Holdings’ equity holders and participants in the solicitation, which may, in some cases, be different than those of BLAC’s and OSR Holdings’ equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of BLAC and OSR Holdings may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to entry into a definitive agreement for the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, the timing of the completion of the proposed business combination and the future performance of OSR Holdings, including the anticipated impact of the proposed business combination on this performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of BLAC and OSR Holdings, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the letter of intent, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of BLAC and OSR Holdings or the failure of any other conditions to closing; (4) the impact of the COVID-19 pandemic (or any other global health disruption) on (x) the parties’ ability to negotiate and consummate the proposed business combination and (y) the business of OSR Holdings and the surviving company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (6) the inability to obtain or maintain the listing of the surviving company’s common stock on Nasdaq or any other national stock exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the demand for OSR Holdings’ and the surviving company’s technologies, products or product candidates together with the possibility that OSR Holdings or the surviving company may be adversely affected by other economic, business, and/or competitive factors; (12) risks and uncertainties related to OSR Holdings’ business; and (13) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by BLAC and (y) other documents filed or to be filed with the SEC by BLAC. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. BLAC and OSR Holdings do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

For OSR Holdings

Sung Jae Yu, Chief Operating Officer

alex.yu@osr-holdings.com

For BLAC

Tom Shin, Senior VP

tom.shin@bellevuecm.com